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                                                                      Exhibit 23



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 33-57222 and No. 2-83039 of Reading Company on Forms S-8 of our report on the consolidated financial statements of Citadel Holding Corporation dated March 27, 1996, appearing in this current report on Form 8-K of Reading Company.


May 24, 1996
Los Angeles, California